Exhibit 10.1
February 2009 Bridge Financing Note No. XX
THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH TRANSFER OR AN OPINION OF LEGAL COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION UNDER THE SECURITIES ACT IS NOT REQUIRED.
CONVERTIBLE PROMISSORY NOTE

$ XXXXXX	Issuance Date: XXXXX XX, 2009
FOR VALUE RECEIVED, the undersigned, Tri-Isthmus Group, Inc., a Delaware corporation (“TISG”) promises to pay to the order of XXXXXXXXXXXXXXXXXXX, a XXXXXXXXXXXXXXXX (“Holder”), in lawful money of the United States of America without set-off, demand, deduction or counterclaim, the aggregate principal amount of XXXXXXXXXXX and No/100 Dollars ($XXXXXX) (the “Principal”) when due, upon the Maturity Date (as defined below), acceleration or otherwise (in each case in accordance with the terms hereof) together with interest (“Interest”) at a rate equal to sixteen percent (16%) per annum (based on a 365-day year and charged on the basis of actual days elapsed, the “Interest Rate”) from the date set out above as the Issuance Date (the “Issuance Date”) until the Principal becomes due and payable, whether upon the Maturity Date, or such other date by acceleration or otherwise in accordance with the terms hereof. This Convertible Promissory Note (this “Note”) may not be sold, assigned, transferred or otherwise conveyed by the Holder; provided, however, that notwithstanding the foregoing, this Note may be sold, assigned, transferred or conveyed (i) to an affiliate of the Holder for estate planning purposes, or (ii) after the occurrence of an Event of Default hereunder. Any such sale, assignment, transfer or conveyance shall be subject to compliance with all applicable securities laws. Certain capitalized terms used herein are defined in Section 20.
1. Payments of Principal. On the Maturity Date, TISG shall pay to the Holder the unpaid Principal of this Note, together with accrued and unpaid Interest. The “Maturity Date” shall be XXXXX XX, 20XX, unless (a) extended at the option of TISG pursuant to the terms of Section 3, or (b) accelerated by the Holder or TISG in accordance with the terms of Section 6, or as otherwise provided herein.
2. Interest. Interest on this Note shall commence accruing on the Issuance Date and shall be payable in arrears on a monthly basis on the first day of the succeeding month during the period beginning on the Issuance Date and ending on, and including, the Maturity Date, or such other date on which the entire amount of the Principal is repaid (each, an “Interest Date”). Interest shall be payable on each Interest Date to the Holder. Interest accrues at the Interest Rate on all outstanding unpaid Principal owed under this Note and all accrued Interest is payable on each Interest Date. If Interest is not paid when due, it shall thereafter bear like interest as the Principal.

3. Maturity Date Extension. The Maturity Date of this Note is subject to one (1) three (3)-month extension at TISG’s option, in which case the Maturity Date will be extended to XXXXX XX, 2010. TISG may exercise this option by delivering to Holder a written notice of the election to extend the Maturity Date executed by TISG, delivered at least ten (10) days before the original Maturity Date of XXXXX XX, 20XX. In the event TISG elects to extend the Maturity Date, upon the exercise of the extension TISG will issue Holder warrants to purchase (a) XXXXXX restricted shares of Common Stock at a price of $0.50 per share, substantially in the form attached hereto as Exhibit A and (b) XXXXXX restricted shares of Common Stock at a price of $0.75 per share, substantially in the form attached hereto as Exhibit B.
4. Repayment by TISG. TISG may, from time to time, upon not less than ten (10) days’ prior written notice to Holder, prepay all or any portion of the Principal or Interest of this Note to the Holder without premium or penalty.
5. Conversion.
(a) Conversion. At any time and from time to time prior to the payment of this Note in full, the Holder may convert all or any portion of the entire unpaid Principal and any unpaid accrued Interest at the date upon which the conversion is to be effected (the “Conversion Date”) into a number of shares of Common Stock (excluding fractional shares) as Conversion Shares determined by dividing the sum of the unpaid Principal and unpaid accrued Interest to be converted at the Conversion Date by the conversion price in effect at the Conversion Date (the “Conversion Price”).
(b) Conversion Price. The initial Conversion Price shall be U.S.$0.625. In the event that TISG issues or sells (or is deemed, pursuant to this Section 5(b), to have issued or sold) shares of Common Stock, or securities convertible, exercisable or exchangeable into shares of Common Stock (each such transaction or event referred to herein as an “Adjustment Event”), during such time as the Note remains unpaid, other than (i) upon exercise or conversion of any option, warrant or other convertible security outstanding as of the date hereof; or (ii) an offering of options to employees, the Conversion Price will be adjusted downward to the lowest Effective Price (as defined below) per share that TISG has sold the Common Stock during the period from the Issuance Date through the Conversion Date, until all of the Principal and Interest have been converted at such new Conversion Price, or the Note shall have been repaid. By way of clarification, (1) neither of the transactions or events described in clauses (i) or (ii) of the previous sentence shall constitute an Adjustment Event; and (2) the execution by TISG of any note comprising the Bridge Financing, the Warrants, or any other warrants issued in conjunction with the Bridge Financing shall not constitute an Adjustment Event.
(i) For the purpose of making any adjustment required under this Section 5(b), the consideration received by TISG for any issue or sale of securities shall: (A) to the extent it consists of cash be computed at the amount of cash received by TISG, (B) to the extent it consists of property other than cash, be computed at the fair market value of that property as determined in good faith by TISG’s Board of Directors, and (C) if shares of Common Stock, Convertible Securities (as defined below) or rights or options to purchase either shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of TISG for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by TISG’s Board of Directors to be allocable to such shares of Common Stock, Convertible Securities or rights or options.

(ii) For the purpose of the adjustment required under this Section 5(b), if TISG issues or sells any rights or options for the purchase of, or stock or other securities convertible, exercisable or exchangeable into, shares of Common Stock (such convertible stock or securities being hereinafter referred to as “Convertible Securities”), then in each case TISG shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of shares of Common Stock issuable upon conversion, exercise or exchange thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by TISG for the issuance of such rights or options or Convertible Securities, plus, in the case of such rights or options, the minimum amounts of consideration, if any, payable to TISG upon the exercise of such rights or options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to TISG (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion thereof. No further adjustment of the Conversion Price, adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of shares of Common Stock on the exercise of any such rights or options or the conversion of any such Convertible Securities. If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Conversion Price as adjusted upon the issuance of such rights, options or Convertible Securities shall be readjusted to the Conversion Price which would have been in effect had an adjustment been made on the basis that the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and such shares of Common Stock, if any, were issued or sold for the consideration actually received by TISG upon such exercise, plus the consideration, if any, actually received by TISG for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by TISG (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities.
(iii) The “Effective Price” of shares of Common Stock issued or sold, or deemed to have been issued or sold pursuant to this Section 5(b), shall mean the quotient determined by dividing the total number of shares of Common Stock issued or sold, or deemed to have been issued or sold by TISG under this Section 5(b), into the aggregate consideration received, or deemed to have been received by TISG for such issuance or sale under this Section 5(b) for such shares of Common Stock.

(iv) Upon the occurrence of each adjustment or readjustment of the Conversion Price, TISG at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof, and shall prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.
(v) TISG shall give at least twenty (20) days’ prior written notice to Holder of any Adjustment Event (“Adjustment Notice”). Holder shall have the option to elect, by written notice to TISG within ten (10) days of Holder’s receipt of the Adjustment Notice, whether Holder (a) desires to have the Conversion Price reduced in connection with such Adjustment Event pursuant to the provisions of this Section 5(b), or (b) alternatively, desires to purchase its “Pro Rata Share” (as defined below) of the Common Stock and/or Convertible Securities offered or issued by TISG in the Adjustment Event. If Holder notifies TISG within such ten (10) day period that Holder wishes to so purchase its Pro Rata Share of such Common Stock and/or Convertible Securities, Holder shall have the right to purchase its Pro Rata Share of such Common Stock and/or Convertible Securities, for the same price per share (if any) of Common Stock or per unit of Convertible Securities as paid by the other investors in the Adjustment Event. As used herein, “Pro Rata Share” will be such number of shares of Common Stock and/or Convertible Securities determined by multiplying the total number of shares of Common Stock and/or units of Convertible Securities to be issued or sold in the Adjustment Event by a fraction, the numerator of which is the number of shares of Common Stock (assuming exercise, conversion or exchange of all Convertible Securities) then held by Holder, and the denominator of which is the number of shares of Common Stock (assuming exercise, conversion or exchange of all Convertible Securities) of TISG then outstanding. If Holder does not give any notice to TISG within such ten (10) day period, Holder shall be deemed to have elected to cause the Conversion Price to be reduced as a result of such Adjustment Event in accordance with the provisions of this Section 5(b).
(c) Conversion Procedure. Holder may exercise its conversion right hereunder by delivering a written notice to TISG (the “Conversion Notice”) specifying the Conversion Date (being no earlier than three (3) business days after the date on which the Conversion Notice is considered delivered), the amount of Principal and Interest of this Note to be converted, and the number of shares of Common Stock which shall be issued to Holder upon such conversion. To effect conversions hereunder, the Holder shall not be required to physically surrender this Note to TISG unless all the Principal of and accrued Interest on this Note has been so converted. Conversions hereunder shall have the effect of lowering the outstanding Principal and Interest amount of this Note in an amount equal to the applicable amounts thereof being converted. The Holder and TISG shall maintain records showing the Principal and Interest amounts converted and the date of such conversions. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. As soon as practicable after the Conversion Date, TISG will issue a certificate to Holder evidencing the number of Conversion Shares into which this Note has been converted.

(d) Fractional Shares. If any fractional Conversion Shares would, except for the provisions hereof, be issuable upon conversion of this Note, TISG, in lieu of delivering such fractional share, shall pay to the Holder an amount in cash equal to such fraction multiplied by the Conversion Price as of the Conversion Date.
(e) Recapitalization, Reorganization, Reclassification, Consolidation, Merger or Sale. Upon any recapitalization, reorganization, reclassification, consolidation, merger, or sale of all or substantially all of TISG’s assets or other similar transaction, which in any such case is effected in such a manner that TISG’s holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for their Common Stock (each, an “Organic Change”), TISG shall make appropriate provision to insure that Holder shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the Conversion Shares specified in this Section 5 theretofore issuable upon conversion of the Principal balance of this Note and any unpaid accrued Interest, such shares of stock, securities or assets as would have been issued or payable in such Organic Change (if Holder had converted this Note immediately prior to such Organic Change) with respect to or in exchange for the Conversion Shares.
(f) Subdivision or Combination of Common Stock. If TISG at any time divides or subdivides (by any stock split, stock dividend or otherwise) the Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such division, subdivision or capitalization shall be proportionately reduced, and if TISG at any time combines or consolidates (by reverse stock split or otherwise) the Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.
(g) Certain Dividends and Distributions. If TISG at any time pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, the Conversion Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately following such event.
(h) Reservation of Stock Issuable Upon Conversion. TISG shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Note and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of this Note, TISG will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to TISG’s Certificate of Incorporation.

(i) Valid Issue. TISG shall ensure that all Conversion Shares issued pursuant to this Section 5, if any, will be duly and validly issued, fully paid and non-assessable, and free and clear of all encumbrances, liens, mortgages and any other rights of third parties whatsoever.
6. Covenants.
(a) Registration.
(i) Incidental Registration. Commencing immediately after the Issuance Date, if TISG determines that it shall file a registration statement under the Securities Act (other than a registration statement on a Form S-4 or S-8 or filed in connection with an exchange offer or an offering of securities solely to TISG’s existing stockholders) on any form that would also permit the registration of the offer and resale of the Conversion Shares, upon conversion, and such filing is to be on its behalf and/or on behalf of selling holders of its securities for the general registration of the offer and sale of its Common Stock to be sold for cash, at each such time TISG shall promptly give Holder written notice of such determination setting forth the date on which TISG proposes to file such registration statement, which date shall be no earlier than thirty (30) days from the date of such notice, and advising Holder of its right to have Conversion Shares (and the shares of Common Stock issuable upon exercise of the Warrants) included in such registration. Upon the written request of Holder received by TISG no later than twenty (20) days after the date of TISG’s notice, TISG shall use commercially reasonable efforts to cause to be registered under the Securities Act all of the Conversion Shares (and all of the Shares of Common Stock issuable upon exercise of the Warrants) that Holder has so requested to be registered. If, in the written opinion of the managing underwriter or underwriters (or, in the case of a non-underwritten offering, in the written opinion of the placement agent, or if there is none, TISG), the total amount of such securities to be so registered, including such Conversion Shares, will exceed the maximum amount of TISG’s securities which can be marketed (i) at a price reasonably related to the then current market value of such securities, or (ii) without otherwise materially and adversely affecting the entire offering, then the amount of Conversion Shares to be offered for the account of Holder shall be reduced pro rata to the extent necessary to reduce the total amount of securities to be included in such offering to the recommended amount; provided, that if securities are being offered for the account of other Persons as well as TISG, such reduction shall not represent a greater fraction of the number of securities intended to be offered by Holder than the fraction of similar reductions imposed on such other Persons other than TISG over the amount of securities they intended to offer.

(ii) Demand Registration. Upon demand by the holders of notes that represent a majority of the aggregate outstanding principal balance of the notes comprising the Bridge Financing (the “Noteholders”), which demand shall not be given prior to the date which is thirty-six (36) months after the Issuance Date, TISG shall include the shares of Common Stock issuable upon conversion of this Note, and upon exercise of the Warrants (collectively, the “Registrable Securities”), on a registration statement prepared by TISG and filed with the Securities and Exchange Commission (the “SEC”) within thirty (30) days of such demand (the “Registration Statement”); provided, that the Noteholders shall be entitled to only one (1) demand to register the Registrable Securities pursuant to this Section 6(a)(ii). The Registration Statement will be on Form SB-2 or other appropriate form and will permit the Registrable Securities to be offered on a continuous basis. TISG shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act by the SEC as promptly as possible after the filing thereof. TISG shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the date which is the earliest of (a) the date on which all Registrable Securities have been sold, (b) the date on which all Registrable Securities may be sold by the Noteholders immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(k) of the Securities Act, or (c) two (2) years from the date the Registration Statement is declared effective by the SEC.
(iii) Expenses. TISG shall pay all costs and expenses incurred in connection with the preparation and filing of any registration statement pursuant to this Section 6, other than selling commissions and fees which shall be responsibility of the Holder. TISG and the Holder shall provide each other with customary indemnification rights in connection with any registration statement filed pursuant to this Section 6.
(iv) Survival. The covenants of TISG set forth in this Section 6(a) shall survive indefinitely following the conversion, payment, cancellation or other termination of this Note and the exercise of the Warrants.
(b) Call Right on Equity Financing. In the event that (a) TISG completes an equity financing for its own account or for the account of one of its subsidiaries, and the aggregate gross proceeds to such entity (considered together with the aggregate gross proceeds of any other equity financing for the account of TISG or its subsidiaries after the date hereof) exceeds Five Million Dollars ($5,000,000.00) or (b) TISG and its subsidiaries collectively incur more than Seven Million Five Hundred Thousand Dollars ($7,500,000.00) in new debt after the Issuance Date of this Note and without the written consent of holders of notes that represent a majority of the aggregate outstanding principal balance of the notes comprising the Bridge Financing, the Holder may, at its option, declare by written notice to TISG the unpaid Principal of the Note (together with all accrued Interest thereon) to be immediately due and payable, and, in such event, TISG shall immediately pay to the Holder all amounts due and payable with respect to this Note. The Holder agrees that it shall not exercise its rights of conversion pursuant to Section 5 of this Note for a period of ten (10) days after Holder declares this Note due and payable pursuant to this Section 6(b). However, if this Note has not been paid in full during such ten (10) day period, Holder shall again have the right to exercise its rights of conversion pursuant to Section 5 of this Note. Such conversion rights shall be in addition to, and not in lieu of, any other remedies available to Holder at law or at equity.

(c) Incurrence of Indebtedness. Beginning on the Issuance Date of this Note, and continuing for so long as this Note is outstanding, TISG shall not incur or guarantee, assume or suffer to exist any Indebtedness, other than the Indebtedness evidenced by this Note and the Permitted Indebtedness, without the consent of the holders of notes that represent a majority of the aggregate outstanding principal balance of the notes comprising the Bridge Financing, which will not be unreasonably withheld.
(d) Asset Sales. TISG shall not, directly or indirectly, consummate any Asset Sale without the prior consent of holders of notes that represent a majority of the aggregate outstanding principal balance of the notes comprising the Bridge Financing, which consent shall not be unreasonably withheld.
(e) Use of Proceeds. TISG will use amounts received from Holder pursuant to this Note for general corporate purposes.
7. Default.
(a) Events of Default. The occurrence of any of the following shall constitute an “Event of Default” under this Note:
(i) Failure to Pay. TISG shall fail to pay (i) when due any Principal or Interest payment hereunder or (ii) any other payment required under the terms of this Note on the date due and such payment shall not have been made within five (5) days of TISG’s receipt of Holder’s written notice to TISG of such failure to pay.
(ii) Voluntary Bankruptcy or Insolvency Proceedings. TISG shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property; (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature; (iii) make a general assignment for the benefit of its creditors; (iv) be dissolved or liquidated; (v) become insolvent (as such term may be defined or interpreted under any applicable statute); (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it; or (vii) take any action for the purpose of effecting any of the foregoing.

(iii) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of TISG or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to TISG or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 30 days of commencement.
(iv) Covenant Compliance. TISG shall fail to observe or perform any other covenant or agreement contained in this Note which failure is not cured, if possible to cure, within five (5) Business Days after notice of such default sent by the Holder.
(v) Representations and Warranties. Any representation or warranty of TISG made herein shall be untrue or incorrect in any material respect as of the date hereof.
(b) Rights of Holder upon Default. Upon the occurrence or existence of any Event of Default described in Section 7(a)(i), (iv) or (v) and at any time thereafter during the continuance of such Event of Default, Holder may, by written notice to TISG, declare all outstanding Principal and Interest obligations payable by TISG hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. Upon the occurrence or existence of any Event of Default described in Sections 7(a)(ii) or (iii), immediately and without notice, all outstanding Principal and Interest obligations payable by TISG hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Holder may exercise any other right, power or remedy granted to it hereby or otherwise permitted to it by law, either by suit in equity or by action at law, or both.
8. Reissuance of This Note.
(a) Lost, Stolen or Mutilated Note. Upon receipt by TISG of evidence reasonably satisfactory to TISG of the loss, theft, destruction or mutilation of this Note, an affidavit from Holder to such effect, an indemnity in form and substance reasonably acceptable to TISG and, in the case of mutilation, upon surrender and cancellation of this Note, TISG shall execute and deliver to the Holder a new Note (in accordance with Section 8(b)) representing the outstanding Principal.
(b) Issuance of New Notes. Whenever TISG is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding, (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest on the Principal and Interest of this Note.

9. Representations and Warranties. In order to induce the Holder to advance the funds represented by this Note to TISG, TISG, hereby makes each of the following representations and warranties to Holder:
(a) TISG (i) is a corporation, duly organized, validly existing and in good standing under the laws of the Delaware; (ii) has the necessary power and authority to own its property and assets and to transact the business in which it is engaged or presently proposes to engage; (iii) has the necessary power, authority and legal right to execute and deliver this Note (and, in the case of TISG, the Warrants) and to perform its obligations hereunder and thereunder; (iv) has taken all necessary action to authorize the execution, delivery and performance of this Note and the Warrants); and (v) has duly executed and delivered this Note and the Warrants.
(b) This Note (and, in the case of TISG, the Warrants) constitutes a legal, valid and binding obligation of TISG enforceable against TISG in accordance with its terms except as the enforcement thereof may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.
(c) None of the execution, delivery or performance by TISG of this Note and/or the Warrants, the compliance by TISG with the terms and provisions hereof and thereof, or the consummation of the transactions contemplated hereby and thereby, will (i) conflict with, violate or contravene any provision of any applicable law; (ii) conflict with the articles of incorporation, articles of organization, bylaw or other charter or organizational document of TISG; (iii) conflict with or result in the breach of any provision of any agreement or instrument to which TISG is a party or by which TISG or any of its properties or assets are bound; or (iv) constitute a default under any such agreement or instrument.
10. Remedies, Characterizations and Other Obligations. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by TISG to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of TISG (or the performance thereof).
11. Payment of Collection, Enforcement and Other Costs. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of TISG or other proceedings affecting TISG’s creditors’ rights and involving a claim under this Note, then TISG shall pay the reasonable costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, attorneys’ fees and disbursements.

12. Construction; Headings. This Note shall be deemed to be jointly drafted by TISG and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.
13. Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.
14. Notices; Payments.
(a) Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be in writing and will be deemed given (a) when delivered personally; (b) on the fifth (5th) Business Day after being mailed by certified mail, return receipt requested; or (c) the next business day after delivery to a recognized overnight courier to the party to which such notice is to be given at the addresses set forth below (or to such other address as such party may have specified by notice given to the other party pursuant to this provision).

if to TISG to:	with copies (which will not constitute notice) to:

Tri-Isthmus Group, Inc.	K&L Gates LLP
9663 Santa Monica Boulevard, Suite 959	1717 Main Street, Suite 2800
Beverly Hills, California 90210	Dallas, Texas 75201
Attention: CEO	Attention: I. Bobby Majumder
Telecopy: (214) 939-5849

if to the Holder:	with copies (which will not constitute notice) to:

Telecopy:	Telecopy:

(b) Payments. Whenever any payment of cash is to be made by TISG to any Person pursuant to this Note, such payment shall be made in lawful money of the United States of America by a check drawn on the account of TISG and sent via overnight courier service to such Person at such address as previously provided to TISG in writing; provided that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing TISG with prior written notice setting out such request and the Holder’s wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any Interest Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of Interest due on such date.
15. Cancellation. After all Principal, accrued Interest and other amounts at any time owed on this Note have been paid in full in cash, this Note shall automatically be deemed canceled, shall be surrendered to TISG for cancellation and shall not be reissued.
16. Governing Law; Jurisdiction. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note and all disputes arising hereunder shall be governed by, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Without limiting the generality of the foregoing, the parties agree that the interest rate provisions of this Note shall be governed by Section 2301 of the Delaware Commerce and Trade Code (Title 6, Subtitle II, Chapter 23 of the Delaware Code). Any suit, action or proceeding seeking to enforce any provision of, or based on any dispute or matter arising out of or in connection with, this Note must be brought in the state and federal courts located in Los Angeles County, California. Each of the parties (a) consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding, (b) irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum, (c) will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (d) will not bring any action relating to this Note in any other court.
17. Usury. Notwithstanding anything to the contrary set forth herein, in no event shall amounts paid hereunder exceed the highest rate permitted under applicable usury laws. If any amounts collected by Holder hereunder exceed such rate, said excess amounts shall be applied to the reduction of the unpaid Principal balance under this Note and not to the payment of Interest, or, if such excess amounts exceed the unpaid balance of Principal under this Note, such excess amounts shall be refunded to TISG.
18. Legal Fees. TISG shall upon request of Holder promptly reimburse Holder for all legal fees, costs and expenses incurred by Holder in connection with (i) the drafting, preparation and negotiation of this Note and the Warrants, and the evaluation of the transactions contemplated hereby and thereby; and (ii) the preparation of a Securities and Exchange Commission Form 3 and Schedule 13D or 13G in connection with the transactions represented by this Note and the Warrants. Notwithstanding the foregoing, the aggregate amount of legal fees, costs and expenses for which TISG shall be obligated to reimburse Holder hereunder shall not (considered together with legal fees, costs and expenses incurred by the holders of any notes comprising the Bridge Financing or such matters) exceed Five Thousand Dollars ($5,000.00).

19. Certain Waivers. All persons now or hereafter liable for payment of the Principal due under this Note, or any part hereof, do hereby expressly waive presentment for payment, notice of dishonor, protest and notice of protest, and agree that the time for the payment of all or any part of the outstanding balance under this Note may be extended without releasing or otherwise affecting their liability on this Note or any security securing this Note.
20. Certain Definitions. For purposes of this Note, the following terms shall have the following meanings:
(a) “Bridge Financing” means, collectively, this Note, the Ciabattoni Note, the SMP Note and any other notes that the Company issues in conjunction with its February 2009 bridge financing.
(b) “Asset Sale” means the sale, lease, conveyance or other disposition of any of TISG’s assets or rights other than in the ordinary course of business.
(c) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the city of New York are authorized or required by law to remain closed.
(d) “Capital Lease Obligation” means, at the time any determination is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet prepared in accordance with GAAP.
(e) “Ciabattoni Note” means that certain Convertible Promissory Note of even date herewith executed by TISG in favor of Anthony J. Ciabattoni, Trustee of the Ciabattoni Living Trust dated August 17, 2000.
(f) “Common Stock” shall mean the common stock of TISG, par value $0.01 per share.
(g) “GAAP” means United States generally accepted accounting principles, consistently applied.
(h) “Indebtedness” means, any indebtedness (excluding accrued expenses and trade payables), whether or not contingent:
(i) in respect of borrowed money;
(ii) evidenced by bonds, notes or similar instruments or letters of credit (or reimbursement agreements in respect thereof);
(iii) in respect of banker’s acceptances;
(iv) representing Capital Lease Obligations; or

(v) representing the balance deferred and unpaid of the purchase price of any property or services due more than six (6) months after such property is acquired or such services are completed, if and to the extent any of the preceding items (other than letters of credit) would appear as a liability upon a balance sheet of TISG prepared in accordance with GAAP.
(i) “Permitted Indebtedness” means (i) any Indebtedness of TISG or its subsidiaries created in the ordinary course of business; (ii) Indebtedness of TISG or its subsidiaries outstanding as of the Issuance Date and the refinancing, renewal or extension thereof; and (iii) the Bridge Financing, which financing shall not exceed $2,000,000.00 in the aggregate.
(j) “Conversion Shares” means those shares of Common Stock into which this Note may be converted by Holder; provided that if there is an Organic Change, then the term “Conversion Shares” shall mean the stock, securities and assets issuable upon conversion of this Note.
(k) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.
(l) “SMP Note” means that certain Convertible Promissory Note of even date herewith executed by TISG in favor of SMP Investments I, LLC, a Michigan limited liability company.
(m) “Warrants” means those certain Warrants to Purchase Shares of Common Stock of even date herewith executed by TISG in favor of Holder.
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IN WITNESS WHEREOF, TISG has caused this Note to be duly executed as of the Issuance Date set out above.

TRI-ISTHMUS GROUP, INC.
By:
Name:
Title:

EXHIBIT A
FORM OF EXTENSION WARRANT
(at $0.50 per share)
WARRANT NO. XXX
TRI-ISTHMUS GROUP, INC.
(A Delaware Corporation)

WARRANT TO PURCHASE
SHARES OF COMMON STOCK

Effective: XXXXXX XX, XXXX
THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.
THIS CERTIFIES THAT, for value received, XXXXXXXXXXXXX, a XXXXXXXXXXXXX, or its registered assigns (“Holder”), is entitled to purchase, subject to the conditions set forth below, at any time or from time to time during the Exercise Period (as defined in Section 1.2 below), XXXXXXXXXXXXXX (XXXXXX) shares (“Shares”) of fully paid and non-assessable common stock, par value $0.01 per share (the “Common Stock”), of Tri-Isthmus Group, Inc., a Delaware corporation (the “Company”), at the per share purchase price (the “Warrant Price”) set forth in Section 1.1 below, subject to the further provisions of this Warrant.
1. EXERCISE OF WARRANT
The terms and conditions upon which this Warrant may be exercised, and the Shares subject hereto may be purchased, are as follows:
1.1 Warrant Price. The Warrant Price shall be $0.50 per Share, subject to adjustment as provided in Section 4 below.

1.2 Method of Exercise. Holder may at any time beginning on the effective date of this Warrant and for three (3) years from such date of effectiveness, or such later date as the Company may in its sole discretion determine (the “Exercise Period”), exercise in whole or in part the purchase rights evidenced by this Warrant. Such exercise shall be effected by:
(a) the surrender of this Warrant, together with a duly executed copy of the form of notice of exercise attached hereto as Exhibit A, to the Secretary of the Company at its principal office;
(b) the payment to the Company, by cash, certified or cashier’s check payable to Company’s order or wire transfer to the Company’s account, of an amount equal to the aggregate Warrant Price for the number of Shares for which the purchase rights hereunder are being exercised. Alternatively if then permitted under applicable securities laws, Holder may exercise this Warrant by delivering to the Company: (i) a properly executed notice of exercise together with a copy of irrevocable instructions (“Broker Instructions”) to a FINRA-member securities broker to promptly deliver to the Company cash or a check payable to the Company in the full amount of the Warrant Price for the total number of Shares being purchased against the Company’s delivery of the Shares for which this Warrant is exercised (if the Holder and the securities broker comply with such procedures and enter into such agreements of indemnity and other agreements as the Company may reasonably prescribe as a condition of that payment procedure) or (ii) shares of Common Stock, free and clear of any and all liens, claims and encumbrances, having an aggregate Fair Market Value (as defined herein below) equal to the full amount of the Warrant Price for the total number of Shares being purchased. The Holder may also make payment in any combination of the permissible forms of payment described in the preceding sentence. Additionally, if then permitted under applicable securities laws, if the Fair Market Value of the Shares at time of exercise is greater than the Warrant Price, the Holder may exercise this Warrant or any portion hereof by indicating on the notice of exercise that the Holder elects to exercise this Warrant on a net exercise basis (“Net Exercise Basis”). The Company shall then issue to the Holder a number of Shares determined using the following formula:

X	=	Y (A-B)
A
where
X =	the number of Shares to be issued to the Holder.

Y =	the number of Shares covered by this Warrant in respect of which the net exercise election is made pursuant to this Section.

A =	the Fair Market Value of one Share, as determined in accordance with the provisions hereof, as of the date this Warrant is exercised.

B =	the Warrant Price in effect as of the date this Warrant is exercised.
Fair Market Value of a share of Common Stock (for purposes of this section) means (a) if the Shares are traded on a national securities exchange, the average of the closing prices for the twenty (20) trading days prior to the date this Warrant is exercised; (b) if the Shares are traded on the OTC Bulletin Board or another market or quotation system, or the prices for the shares are published on the “Pink Sheets” operated by the Pink Sheets LLC, the average of the closing bid and ask prices posted for the Shares during the twenty (20) trading days prior to the date this Warrant is exercised; or (c) if the primary market for such Shares is not an exchange or quotation system, the fair market value thereof as shall be determined in good faith using appropriate valuation methods by the Board of Directors of the Company as of the date this Warrant is exercised; and

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(c) the delivery to the Company, if necessary in the discretion of counsel for the Company, to assure compliance with the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws, of an instrument executed by holder certifying that the Shares are being purchased solely for the account of Holder and not with a view to any resale or distribution in violation of the Securities Act or applicable state securities laws.
1.3 Issuance of Shares and New Warrant. If the purchase rights evidenced by this Warrant are exercised in whole or in part, one or more certificates for the purchased Shares shall be issued as soon as practicable thereafter to Holder. If the purchase rights evidenced by this Warrant are exercised only in part, the Company shall also deliver to Holder at such time a new Warrant evidencing the purchase rights regarding the number of Shares (if any) for which the purchase rights under this Warrant remain unexercised and continue in force and effect. All new Warrants issued in connection with the provisions of this Section 1.3 shall bear the same date as this Warrant and shall be substantially identical in form and provisions to this Warrant except for the number of Shares purchasable thereunder. Each person in whose name any certificate for Shares is to be issued shall for all purposes be deemed to have become the holder of record of such Shares on the date on which this Warrant was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such stock certificate, except that if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such Shares at the close of business on the next succeeding date on which the stock transfer books are open.
2. TRANSFERS
2.1 Transfers. This Warrant and all rights hereunder are transferable in whole or in part by the Holder subject to the provisions of Section 7 below. The transfer shall be recorded on the books of the Company upon (i) the surrender of this Warrant (together with a duly executed and endorsed copy of the form of transfer certificate attached hereto as Exhibit B) to the Secretary of the Company at its principal offices, and (ii) the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the several holders one or more appropriate new Warrants.
2.2 Registered Holder. Each holder of this Warrant agrees that until such time as any transfer pursuant to Section 2.1 above is recorded on the books of the Company, the Company may treat the registered Holder of this Warrant as the absolute owner.
2.3 Form of New Warrants. All new Warrants issued in connection with transfers of this Warrant shall bear the same date as this Warrant and shall be substantially identical in form and provisions to this Warrant except for the number of Shares purchasable thereunder.
3. NO FRACTIONAL SHARES
Notwithstanding any adjustment (as required hereby) to the number of Shares purchasable upon the exercise of this Warrant, the Company shall not be required to issue any fraction of a Share upon exercise of this Warrant. If, by reason of any change made pursuant to Section 4 below, the Holder would be entitled, upon the exercise of any rights evidenced hereby, to receive a fractional interest in a Share, the Company shall, upon such proper exercise of this Warrant, purchase such fractional interest for an amount in cash equal to the Fair Market Value of such fractional interest, determined as of the date of such exercise of this Warrant.

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4. ANTIDILUTION PROVISIONS
4.1 Stock Splits and Combinations. If the Common Stock shall at any time be subdivided into a greater number of shares, then the number of Shares purchasable upon exercise of this Warrant shall be proportionately increased and the Warrant Price shall be proportionately decreased; and, conversely, if the Common Stock shall at any time be combined into a smaller number of shares, then the number of Shares purchasable upon exercise of this Warrant shall be proportionately reduced and the Warrant Price shall be proportionately increased. Any adjustments under this Section 4.1 shall become effective at the close of business on the date the subdivision or combination becomes effective.
4.2 Reclassification, Exchange and Substitution. If the Common Stock shall be changed into shares of any other class or classes of stock or other securities of the Company, whether by capital reorganization, reclassification, or otherwise, Holder shall, upon exercise of this Warrant, be entitled to purchase for the same aggregate consideration, in lieu of the Shares that Holder would have become entitled to purchase but for such change, such number, class and series of securities of the Company as would have been issuable in connection with such event to a holder of that number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior to such reorganization, reclassification or other change. The Warrant Price shall be appropriately adjusted to reflect that reorganization, reclassification or other change. Any adjustments under this Section 4.2 shall become effective at the close of business on the date such change of the Common Stock into shares of any other class or classes of stock or other securities of the Company becomes effective.
4.3 Reorganizations, Mergers, Consolidations or Sale of Assets. If at any time there shall be a reorganization involving the Common Stock (other than a stock split, combination, reclassification, exchange, or subdivision of shares provided for in Sections 4.1 and 4.2 above) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company’s assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that Holder shall thereafter be entitled to receive upon exercise of this Warrant, in accordance with the terms hereof, in lieu of the Shares that Holder would have become entitled to purchase but for such event, such other securities or property of the Company, or of the successor corporation resulting from such event, to which Holder would have been entitled in such reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that reorganization, merger, consolidation or sale. In any such case, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of Holder after the reorganization, merger, consolidation, or sale to the end that the provisions of this Warrant (including adjustment of the Warrant Price then in effect and number of Shares purchasable upon exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant. The Company shall provide Holder with at least twenty (20) days’ prior written notice of any of the events described in the first sentence of this Section 4.3.
4.4 Adjustments of Other Distributions. If the Company shall at any time declare and pay or deliver to the holders of Common Stock a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights, in any case of a kind not referred to above, then, upon exercise of this Warrant, Holder shall be entitled to receive a proportionate share of any such distribution as though Holder was the holder of the number of shares of Common Stock into which this Warrant may be exercised as of the record date fixed for the determination of the holders of Common Stock entitled to receive such distribution.

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4.5 Certificate as to Adjustments. In the case of each adjustment (including a readjustment) under this Section 4, the Company will promptly, and in any event within thirty (30) days after the event requiring the adjustment, compute such adjustment in accordance with the terms hereof and deliver or cause to be delivered to Holder a certificate describing in reasonable detail the event requiring the adjustment and setting forth such adjustment and the calculations and results of such adjustment.
4.6 Reservation of Stock Issuable Upon Exercise. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.
4.7 Method of Calculation. All calculations under this Section 4 shall be made to the nearest one hundredth of a share.
5. RIGHTS PRIOR TO EXERCISE OF WARRANT
This Warrant does not entitle Holder to any of the rights of a stockholder of the Company, including (without limitation) the right to receive dividends or other distributions, to vote or consent, or to receive notice as a stockholder of the Company. If, however, at any time prior to the expiration of this Warrant and prior to its exercise,
(a) the Company shall declare any dividend payable in any securities upon outstanding shares of Common Stock or make any other distribution (other than a regular cash dividend) to the holders of shares of Common Stock;
(b) the Company shall offer to the holders of shares of Common Stock any additional shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock or any right to subscribe for or purchase any thereof; or
(c) a dissolution, liquidation or winding-up of the Company (other than in connection with a reorganization, consolidation, merger, or sale of all or substantially all of its assets as an entirety) shall be approved by the Company’s Board of Directors, then, in any one or more of such events the Company shall give notice in writing of such event to Holder, at its address as it shall then appear on the Company’s records, at least twenty (20) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividends, distribution, or subscription rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding-up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be.
Any failure to give such notice or any defect therein, however, shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or such proposed dissolution, liquidation or winding-up.

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6. SUCCESSORS AND ASSIGNS
The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Holder and its successors and permitted assigns.
7. RESTRICTED SECURITIES
To enable the Company to comply with the Securities Act and applicable state securities laws, the Company may require Holder, as a condition of the transfer or exercise of this Warrant, to give written assurance satisfactory to the Company that this Warrant, or in the case of an exercise hereof the Shares, are being acquired for its own account, for investment only, with no view to the distribution of the same in violation of the Securities Act or applicable state securities laws. Any disposition of all or any portion of this Warrant or the Shares shall not be made unless and until:
(a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or
(b) Holder has (i) notified the Company of the proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) furnished the Company with an opinion of counsel, satisfactory to the Company, that such disposition will not require registration of such securities under the Securities Act and applicable state securities laws.
Holder acknowledges that this Warrant is, and each of the Shares issuable upon the exercise hereof will be, a restricted security, and that the certificate or certificates evidencing such Shares will bear a legend substantially similar to the following:
“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. They may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement covering these securities under such Act or laws, or an opinion of counsel satisfactory to the Company and its counsel that registration is not required thereunder.”
8. LOSS OR MUTILATION
Upon receipt by the Company of satisfactory evidence of the ownership of and the loss, theft, destruction, or mutilation of this Warrant, and (i) in the case of loss, theft, or destruction, upon receipt by the Company of indemnity satisfactory to it, or (ii) in the case of mutilation, upon receipt of this Warrant and upon surrender and cancellation of this Warrant, the Company shall execute and deliver in lieu thereof a new Warrant representing the right to purchase an equal number of Shares.
9. NOTICES
All notices, requests, demands and other communications under this Warrant shall be in writing and shall be deemed to have been duly given on the date of receipt (or refusal of receipt) if delivered personally or by courier by the party to whom notice is to be given, or on the earlier of the third business day after the date of mailing or receipt if mailed to the party to whom notice is to be given by first class mail, registered or certified, postage prepaid, and properly addressed as follows: if to Holder, at its address as shown in the Company’s records; and if to the Company, at its principal office. Either party may change its address for purposes of this Section 9 by giving the other party written notice of the new address in the manner set forth above.

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10. GOVERNING LAW; JURISDICTION
This Warrant shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant and all disputes arising hereunder shall be governed by, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Any suit, action or proceeding seeking to enforce any provision of, or based on any dispute or matter arising out of or in connection with, this Warrant must be brought in the state and federal courts located in Los Angeles, County, California. The Company and the Holder each (a) consent to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding, (b) irrevocably waive, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum, (c) will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (d) will not bring any action relating to this Warrant in any other court.
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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed on its behalf by one of its officers thereunto duly authorized as of XXXXXX XX, XXXX.

TRI-ISTHMUS GROUP, INC.
By:
DAVID HIRSCHHORN
Chief Executive Officer

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EXHIBIT A
NOTICE OF EXERCISE
Tri-Isthmus Group, Inc.
9663 Santa Monica Boulevard, Suite 959
Beverly Hills, CA 90210
Gentlemen:
The undersigned,                                                             , hereby elects to purchase, pursuant to the provisions to the foregoing Warrant held by the undersigned,                      shares of the Common Stock, par value $0.01 (the “Common Stock”), of Tri-Isthmus Group, Inc.
The undersigned (check one and complete):
                     herewith encloses the Warrant and (i) cash, (ii) a certified or cashier’s check (drawn in favor of the Company), or (iii) has made a wire transfer to the Company’s account in the amount of $                     in payment of the Warrant Price.
                     herewith encloses the Warrant and a copy of the applicable Broker Instructions, as defined in Section 1.2 of the Warrant.
                     herewith encloses the Warrant and hereby elects to exercise the Warrant on a Net Exercise Basis in accordance with the provisions of Section 1.2 of the Warrant.
The undersigned hereby represents and warrants as follows:
(a) the undersigned is acquiring such shares of the Common Stock for his own account for investment and not for resale or with a view to distribution thereof in violation of the Securities Act of 1933, as amended, and the regulations promulgated thereunder (the “Securities Act”); and
(b) the undersigned is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act and, if an entity, was not organized for the purpose of acquiring the Warrant or such shares of the Common Stock. The undersigned’s financial condition is such that he is able to bear the risk of holding such securities for an indefinite period of time and the risk of loss of his entire investment. The undersigned has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of his investment in the Company.
Please issue a certificate or certificates for such shares of the Common Stock in the following name or names and denominations and deliver such certificate or certificates to the person or persons listed below at their respective address set forth below:

If said number of shares of the Common Stock shall not be all the shares of the Common Stock issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the remaining balance of such shares of the Common Stock less any fraction of a share of Common Stock paid in cash pursuant to Section 3 of the attached warrant.
DATED:                     ,                     .

Signature:

Address:

EXHIBIT B
ASSIGNMENT FORM
FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of Shares of Common Stock set forth below:

No. of Shares
Name and Address of Assignee	Common Stock

and does hereby irrevocably constitute and appoint as Attorney                                                              to register such transfer on the books of                                                              maintained for the purpose, with full power of substitution in the premises.
Dated:                                                  ,             .

By:
Name:
Title:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alternation or enlargement or any change whatsoever.

EXHIBIT B
FORM OF EXTENSION WARRANT
(at $0.75 per share)
WARRANT NO. XXX
TRI-ISTHMUS GROUP, INC.
(A Delaware Corporation)

WARRANT TO PURCHASE
SHARES OF COMMON STOCK

Effective: XXXXXX XX, XXXX
THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.
THIS CERTIFIES THAT, for value received, XXXXXXXXXXX, a XXXXXXXXXXX, or its registered assigns (“Holder”), is entitled to purchase, subject to the conditions set forth below, at any time or from time to time during the Exercise Period (as defined in Section 1.2 below), XXXXXXXXXX (XXXXX) shares (“Shares”) of fully paid and non-assessable common stock, par value $0.01 per share (the “Common Stock”), of Tri-Isthmus Group, Inc., a Delaware corporation (the “Company”), at the per share purchase price (the “Warrant Price”) set forth in Section 1.1 below, subject to the further provisions of this Warrant.
1. EXERCISE OF WARRANT
The terms and conditions upon which this Warrant may be exercised, and the Shares subject hereto may be purchased, are as follows:
1.1 Warrant Price. The Warrant Price shall be $0.75 per Share, subject to adjustment as provided in Section 4 below.

1.2 Method of Exercise. Holder may at any time beginning on the effective date of this Warrant and for three (3) years from such date of effectiveness, or such later date as the Company may in its sole discretion determine (the “Exercise Period”), exercise in whole or in part the purchase rights evidenced by this Warrant. Such exercise shall be effected by:
(a) the surrender of this Warrant, together with a duly executed copy of the form of notice of exercise attached hereto as Exhibit A, to the Secretary of the Company at its principal office;
(b) the payment to the Company, by cash, certified or cashier’s check payable to Company’s order or wire transfer to the Company’s account, of an amount equal to the aggregate Warrant Price for the number of Shares for which the purchase rights hereunder are being exercised. Alternatively if then permitted under applicable securities laws, Holder may exercise this Warrant by delivering to the Company: (i) a properly executed notice of exercise together with a copy of irrevocable instructions (“Broker Instructions”) to a FINRA-member securities broker to promptly deliver to the Company cash or a check payable to the Company in the full amount of the Warrant Price for the total number of Shares being purchased against the Company’s delivery of the Shares for which this Warrant is exercised (if the Holder and the securities broker comply with such procedures and enter into such agreements of indemnity and other agreements as the Company may reasonably prescribe as a condition of that payment procedure) or (ii) shares of Common Stock, free and clear of any and all liens, claims and encumbrances, having an aggregate Fair Market Value (as defined herein below) equal to the full amount of the Warrant Price for the total number of Shares being purchased. The Holder may also make payment in any combination of the permissible forms of payment described in the preceding sentence. Additionally, if then permitted under applicable securities laws, if the Fair Market Value of the Shares at time of exercise is greater than the Warrant Price, the Holder may exercise this Warrant or any portion hereof by indicating on the notice of exercise that the Holder elects to exercise this Warrant on a net exercise basis (“Net Exercise Basis”). The Company shall then issue to the Holder a number of Shares determined using the following formula:

X	=	Y (A-B)
A
where
X =	the number of Shares to be issued to the Holder.

Y =	the number of Shares covered by this Warrant in respect of which the net exercise election is made pursuant to this Section.

A =	the Fair Market Value of one Share, as determined in accordance with the provisions hereof, as of the date this Warrant is exercised.

B =	the Warrant Price in effect as of the date this Warrant is exercised.
Fair Market Value of a share of Common Stock (for purposes of this section) means (a) if the Shares are traded on a national securities exchange, the average of the closing prices for the twenty (20) trading days prior to the date this Warrant is exercised; (b) if the Shares are traded on the OTC Bulletin Board or another market or quotation system, or the prices for the shares are published on the “Pink Sheets” operated by the Pink Sheets LLC, the average of the closing bid and ask prices posted for the Shares during the twenty (20) trading days prior to the date this Warrant is exercised; or (c) if the primary market for such Shares is not an exchange or quotation system, the fair market value thereof as shall be determined in good faith using appropriate valuation methods by the Board of Directors of the Company as of the date this Warrant is exercised; and

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(c) the delivery to the Company, if necessary in the discretion of counsel for the Company, to assure compliance with the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws, of an instrument executed by holder certifying that the Shares are being purchased solely for the account of Holder and not with a view to any resale or distribution in violation of the Securities Act or applicable state securities laws.
1.3 Issuance of Shares and New Warrant. If the purchase rights evidenced by this Warrant are exercised in whole or in part, one or more certificates for the purchased Shares shall be issued as soon as practicable thereafter to Holder. If the purchase rights evidenced by this Warrant are exercised only in part, the Company shall also deliver to Holder at such time a new Warrant evidencing the purchase rights regarding the number of Shares (if any) for which the purchase rights under this Warrant remain unexercised and continue in force and effect. All new Warrants issued in connection with the provisions of this Section 1.3 shall bear the same date as this Warrant and shall be substantially identical in form and provisions to this Warrant except for the number of Shares purchasable thereunder. Each person in whose name any certificate for Shares is to be issued shall for all purposes be deemed to have become the holder of record of such Shares on the date on which this Warrant was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such stock certificate, except that if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such Shares at the close of business on the next succeeding date on which the stock transfer books are open.
2. TRANSFERS
2.1 Transfers. This Warrant and all rights hereunder are transferable in whole or in part by the Holder subject to the provisions of Section 7 below. The transfer shall be recorded on the books of the Company upon (i) the surrender of this Warrant (together with a duly executed and endorsed copy of the form of transfer certificate attached hereto as Exhibit B) to the Secretary of the Company at its principal offices, and (ii) the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the several holders one or more appropriate new Warrants.
2.2 Registered Holder. Each holder of this Warrant agrees that until such time as any transfer pursuant to Section 2.1 above is recorded on the books of the Company, the Company may treat the registered Holder of this Warrant as the absolute owner.
2.3 Form of New Warrants. All new Warrants issued in connection with transfers of this Warrant shall bear the same date as this Warrant and shall be substantially identical in form and provisions to this Warrant except for the number of Shares purchasable thereunder.
3. NO FRACTIONAL SHARES
Notwithstanding any adjustment (as required hereby) to the number of Shares purchasable upon the exercise of this Warrant, the Company shall not be required to issue any fraction of a Share upon exercise of this Warrant. If, by reason of any change made pursuant to Section 4 below, the Holder would be entitled, upon the exercise of any rights evidenced hereby, to receive a fractional interest in a Share, the Company shall, upon such proper exercise of this Warrant, purchase such fractional interest for an amount in cash equal to the Fair Market Value of such fractional interest, determined as of the date of such exercise of this Warrant.

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4. ANTIDILUTION PROVISIONS
4.1 Stock Splits and Combinations. If the Common Stock shall at any time be subdivided into a greater number of shares, then the number of Shares purchasable upon exercise of this Warrant shall be proportionately increased and the Warrant Price shall be proportionately decreased; and, conversely, if the Common Stock shall at any time be combined into a smaller number of shares, then the number of Shares purchasable upon exercise of this Warrant shall be proportionately reduced and the Warrant Price shall be proportionately increased. Any adjustments under this Section 4.1 shall become effective at the close of business on the date the subdivision or combination becomes effective.
4.2 Reclassification, Exchange and Substitution. If the Common Stock shall be changed into shares of any other class or classes of stock or other securities of the Company, whether by capital reorganization, reclassification, or otherwise, Holder shall, upon exercise of this Warrant, be entitled to purchase for the same aggregate consideration, in lieu of the Shares that Holder would have become entitled to purchase but for such change, such number, class and series of securities of the Company as would have been issuable in connection with such event to a holder of that number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior to such reorganization, reclassification or other change. The Warrant Price shall be appropriately adjusted to reflect that reorganization, reclassification or other change. Any adjustments under this Section 4.2 shall become effective at the close of business on the date such change of the Common Stock into shares of any other class or classes of stock or other securities of the Company becomes effective.
4.3 Reorganizations, Mergers, Consolidations or Sale of Assets. If at any time there shall be a reorganization involving the Common Stock (other than a stock split, combination, reclassification, exchange, or subdivision of shares provided for in Sections 4.1 and 4.2 above) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company’s assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that Holder shall thereafter be entitled to receive upon exercise of this Warrant, in accordance with the terms hereof, in lieu of the Shares that Holder would have become entitled to purchase but for such event, such other securities or property of the Company, or of the successor corporation resulting from such event, to which Holder would have been entitled in such reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that reorganization, merger, consolidation or sale. In any such case, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of Holder after the reorganization, merger, consolidation, or sale to the end that the provisions of this Warrant (including adjustment of the Warrant Price then in effect and number of Shares purchasable upon exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant. The Company shall provide Holder with at least twenty (20) days’ prior written notice of any of the events described in the first sentence of this Section 4.3.
4.4 Adjustments of Other Distributions. If the Company shall at any time declare and pay or deliver to the holders of Common Stock a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights, in any case of a kind not referred to above, then, upon exercise of this Warrant, Holder shall be entitled to receive a proportionate share of any such distribution as though Holder was the holder of the number of shares of Common Stock into which this Warrant may be exercised as of the record date fixed for the determination of the holders of Common Stock entitled to receive such distribution.

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4.5 Certificate as to Adjustments. In the case of each adjustment (including a readjustment) under this Section 4, the Company will promptly, and in any event within thirty (30) days after the event requiring the adjustment, compute such adjustment in accordance with the terms hereof and deliver or cause to be delivered to Holder a certificate describing in reasonable detail the event requiring the adjustment and setting forth such adjustment and the calculations and results of such adjustment.
4.6 Reservation of Stock Issuable Upon Exercise. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.
4.7 Method of Calculation. All calculations under this Section 4 shall be made to the nearest one hundredth of a share.
5. RIGHTS PRIOR TO EXERCISE OF WARRANT
This Warrant does not entitle Holder to any of the rights of a stockholder of the Company, including (without limitation) the right to receive dividends or other distributions, to vote or consent, or to receive notice as a stockholder of the Company. If, however, at any time prior to the expiration of this Warrant and prior to its exercise,
(a) the Company shall declare any dividend payable in any securities upon outstanding shares of Common Stock or make any other distribution (other than a regular cash dividend) to the holders of shares of Common Stock;
(b) the Company shall offer to the holders of shares of Common Stock any additional shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock or any right to subscribe for or purchase any thereof; or
(c) a dissolution, liquidation or winding-up of the Company (other than in connection with a reorganization, consolidation, merger, or sale of all or substantially all of its assets as an entirety) shall be approved by the Company’s Board of Directors, then, in any one or more of such events the Company shall give notice in writing of such event to Holder, at its address as it shall then appear on the Company’s records, at least twenty (20) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividends, distribution, or subscription rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding-up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be.
Any failure to give such notice or any defect therein, however, shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or such proposed dissolution, liquidation or winding-up.
6. SUCCESSORS AND ASSIGNS
The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Holder and its successors and permitted assigns.

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7. RESTRICTED SECURITIES
To enable the Company to comply with the Securities Act and applicable state securities laws, the Company may require Holder, as a condition of the transfer or exercise of this Warrant, to give written assurance satisfactory to the Company that this Warrant, or in the case of an exercise hereof the Shares, are being acquired for its own account, for investment only, with no view to the distribution of the same in violation of the Securities Act or applicable state securities laws. Any disposition of all or any portion of this Warrant or the Shares shall not be made unless and until:
(a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or
(b) Holder has (i) notified the Company of the proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) furnished the Company with an opinion of counsel, satisfactory to the Company, that such disposition will not require registration of such securities under the Securities Act and applicable state securities laws.
Holder acknowledges that this Warrant is, and each of the Shares issuable upon the exercise hereof will be, a restricted security, and that the certificate or certificates evidencing such Shares will bear a legend substantially similar to the following:
“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. They may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement covering these securities under such Act or laws, or an opinion of counsel satisfactory to the Company and its counsel that registration is not required thereunder.”
8. LOSS OR MUTILATION
Upon receipt by the Company of satisfactory evidence of the ownership of and the loss, theft, destruction, or mutilation of this Warrant, and (i) in the case of loss, theft, or destruction, upon receipt by the Company of indemnity satisfactory to it, or (ii) in the case of mutilation, upon receipt of this Warrant and upon surrender and cancellation of this Warrant, the Company shall execute and deliver in lieu thereof a new Warrant representing the right to purchase an equal number of Shares.
9. NOTICES
All notices, requests, demands and other communications under this Warrant shall be in writing and shall be deemed to have been duly given on the date of receipt (or refusal of receipt) if delivered personally or by courier by the party to whom notice is to be given, or on the earlier of the third business day after the date of mailing or receipt if mailed to the party to whom notice is to be given by first class mail, registered or certified, postage prepaid, and properly addressed as follows: if to Holder, at its address as shown in the Company’s records; and if to the Company, at its principal office. Either party may change its address for purposes of this Section 9 by giving the other party written notice of the new address in the manner set forth above.

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10. GOVERNING LAW; JURISDICTION
This Warrant shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant and all disputes arising hereunder shall be governed by, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Any suit, action or proceeding seeking to enforce any provision of, or based on any dispute or matter arising out of or in connection with, this Warrant must be brought in the state and federal courts located in Los Angeles, County, California. The Company and the Holder each (a) consent to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding, (b) irrevocably waive, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum, (c) will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (d) will not bring any action relating to this Warrant in any other court.
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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed on its behalf by one of its officers thereunto duly authorized as of XXXXX XX, XXXX.

TRI-ISTHMUS GROUP, INC.
By:
DAVID HIRSCHHORN
Chief Executive Officer

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EXHIBIT A
NOTICE OF EXERCISE
Tri-Isthmus Group, Inc.
9663 Santa Monica Boulevard, Suite 959
Beverly Hills, CA 90210
Gentlemen:
The undersigned,                                         , hereby elects to purchase, pursuant to the provisions to the foregoing Warrant held by the undersigned,                      shares of the Common Stock, par value $0.01 (the “Common Stock”), of Tri-Isthmus Group, Inc.
The undersigned (check one and complete):
                     herewith encloses the Warrant and (i) cash, (ii) a certified or cashier’s check (drawn in favor of the Company), or (iii) has made a wire transfer to the Company’s account in the amount of $                     in payment of the Warrant Price.
                     herewith encloses the Warrant and a copy of the applicable Broker Instructions, as defined in Section 1.2 of the Warrant.
                     herewith encloses the Warrant and hereby elects to exercise the Warrant on a Net Exercise Basis in accordance with the provisions of Section 1.2 of the Warrant.
The undersigned hereby represents and warrants as follows:
(a) the undersigned is acquiring such shares of the Common Stock for his own account for investment and not for resale or with a view to distribution thereof in violation of the Securities Act of 1933, as amended, and the regulations promulgated thereunder (the “Securities Act”); and
(b) the undersigned is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act and, if an entity, was not organized for the purpose of acquiring the Warrant or such shares of the Common Stock. The undersigned’s financial condition is such that he is able to bear the risk of holding such securities for an indefinite period of time and the risk of loss of his entire investment. The undersigned has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of his investment in the Company.
Please issue a certificate or certificates for such shares of the Common Stock in the following name or names and denominations and deliver such certificate or certificates to the person or persons listed below at their respective address set forth below:

If said number of shares of the Common Stock shall not be all the shares of the Common Stock issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the remaining balance of such shares of the Common Stock less any fraction of a share of Common Stock paid in cash pursuant to Section 3 of the attached warrant.
DATED:                     ,                     .

Signature:

Address:

EXHIBIT B
ASSIGNMENT FORM
FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of Shares of Common Stock set forth below:

No. of Shares
Name and Address of Assignee	Common Stock

and does hereby irrevocably constitute and appoint as Attorney                                                              to register such transfer on the books of                                                              maintained for the purpose, with full power of substitution in the premises.
Dated:                                         ,                     .

By:
Name:
Title:
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alternation or enlargement or any change whatsoever.